UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 31, 2008

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Park Avenue

New York, NY, 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 31, 2008, Bristol-Myers Squibb Company (the “Company”) filed a Form 8-K furnishing its press release that announced the Company’s financial results for the fourth quarter and full year ended December 31, 2007 and incorporating it therein by reference. Also furnished and incorporated by reference as Exhibit 99.2 was certain supplemental information posted on the Company’s website at www.bms.com.

The Company has identified a computational error in the calculation of 2006 annual and quarterly GAAP and non-GAAP gross profit and gross margin for the Pharmaceuticals segment as reported in the supplemental information posted on the Company’s website and furnished on Form 8-K on January 31, 2008. The corrected calculation for the Pharmaceuticals segment is set forth below.

This computational error did not affect the Company’s consolidated financial results or its consolidated gross profit and gross margin as reported. It also did not impact the calculation of GAAP and non-GAAP gross profit and gross margin for the Pharmaceuticals segment for 2007 annual and quarterly periods.

	2006
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Gross Profit:
As Reported	$2,524	$2,664	$2,151	$2,095	$9,434
Corrected	$2,550	$2,644	$2,067	$2,082	$9,343

Gross Margin:
As Reported	68.2%	69.0%	68.2%	66.6%	68.1%
Corrected	68.9%	68.5%	65.5%	66.1%	67.4%

Gross Profit Excluding Specified Items:
As Reported	$2,570	$2,684	$2,222	$2,108	$9,584
Corrected	$2,596	$2,664	$2,138	$2,095	$9,493

Gross Margin Excluding Specified Items:
As Reported	69.5%	69.6%	70.5%	67.0%	69.1%
Corrected	70.2%	69.0%	67.8%	66.6%	68.5%

Gross Profit	$2,550	$2,644	$2,067	$2,082	$9,343
Specified Items:
Downsizing and streamlining of worldwide operations	$46	$20	$71	$13	$150

Gross Profit Excluding Specified Items	$2,596	$2,664	$2,138	$2,095	$9,493

Use of Non-GAAP Financial Information

This Form 8-K/A contains non-GAAP gross profit and gross margin information adjusted to exclude restructuring items that meet the requirements of SFAS 144 for accelerated depreciation charges and asset impairments. This information is intended to enhance an investor’s overall understanding of the company’s past performance and prospects for the future. For example, non-GAAP gross margin information for the Pharmaceuticals segment is an indication of the Pharmaceutical segment’s baseline margin before items that are considered by the company to be not reflective of the company’s and the segment’s ongoing results. In addition, certain non-GAAP information is among the primary indicators the company uses as a basis for evaluating company performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for gross profit or gross margin prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: February 19, 2008	By:	/s/ Sandra Leung
	Name:	Sandra Leung
	Title:	Senior Vice President, General Counsel and Corporate Secretary